UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
Filed by Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
DWS DREMAN VALUE INCOME EDGE FUND, INC.
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

DWS DREMAN VALUE INCOME EDGE FUND, INC.

A MESSAGE FROM THE BOARD OF DIRECTORS

[April 14], 2010

Dear Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of DWS Dreman Value Income Edge Fund, Inc. (the “Fund”) is to be held at 11:30 a.m. Eastern time, on Monday, May 24, 2010 at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017.  Stockholders who are unable to attend the Meeting are strongly encouraged to submit a proxy, which is customary in corporate meetings of this kind.  A Notice of Annual Meeting of Stockholders, a Proxy Statement regarding the Meeting, a [white] proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed.  You may instead authorize a proxy by touch-tone telephone or through the Internet, as explained on your proxy card.

At the Meeting, the stockholders of the Fund are being asked to consider and act upon two proposals.  There will also be an opportunity to discuss matters of interest to you as a stockholder.

First, stockholders are being asked to elect four (4) Board Members as set forth in the Notice of Annual Meeting of Stockholders and as explained in the Proxy Statement.  The Board Members standing for election at the Meeting currently serve as Class III Board Members and, if elected, would serve for a term expiring at the annual meeting of stockholders in 2013 and until their successors are duly elected and qualify.  The Board recommends stockholders vote FOR the election of each Class III Board Member nominee.

Second, stockholders are being asked to consider a stockholder proposal (if properly presented) requesting that the Board of the Fund take the necessary steps to declassify the Fund’s Board of Directors.  Western Investment, LLC has notified the Board that it intends to present this proposal regarding board declassification at the Meeting.  If Western Investment, LLC does not properly present this proposal at the Meeting, the proposal will not be submitted to a vote.  The Board believes that this stockholder proposal would not be in the best interests of the Fund.  After thorough consideration, the Board is recommending stockholders vote AGAINST the stockholder proposal regarding Board declassification.

Western Investment LLC has notified the Fund of its intention to run an opposing slate of candidates against the Board’s nominees for Board Members and otherwise solicit support for its proposal regarding board declassification.  Western Investment LLC might send you materials in an effort to solicit your vote for its Board nominees and its stockholder proposal.  The Board unanimously believes that Western Investment LLC’s actions are not in the Fund’s best interests and urges you to NOT RETURN any proxy card sent to you by Western Investment LLC.

Your vote at the Meeting is particularly important to all stockholders of the Fund because of the possible nomination by a dissident stockholder of a separate slate of nominees.  The Fund’s Board of Directors unanimously recommends that you vote for the election of the Board’s four nominees listed on the enclosed [WHITE] proxy card.  The Board believes that the Board’s nominees will best serve the best interests of the Fund.

Thank you for your response and for your continued investment.

Respectfully,

John W. Ballantine
Henry P. Becton, Jr.
Dawn-Marie Driscoll
Keith R. Fox
Paul K. Freeman
Kenneth C. Froewiss
Ingo Gefeke
Richard J. Herring
William McClayton
Rebecca W. Rimel
William N. Searcy, Jr.
Jean Gleason Stromberg
Robert H. Wadsworth

A [WHITE] PROXY CARD IS ENCLOSED.  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING FOR THE FUND ARE URGED TO SIGN THE [WHITE] PROXY CARD (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING.  THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.  IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT GEORGESON, INC., THE FUND’S PROXY SOLICITOR, AT [1-800-__________].

DWS DREMAN VALUE INCOME EDGE FUND, INC.

345 Park Avenue
New York, New York 10154

_______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 24, 2010

_______________________

This is the formal agenda for the annual meeting of DWS Dreman Value Income Edge Fund, Inc. (the “Fund”).  It tells you the proposals that will be voted on and the time and place of the annual meeting, in the event you choose to attend in person.

To the stockholders of the Fund:

An annual meeting of the stockholders of the Fund will be held May 24, 2010 at 11:30 a.m. (Eastern time), at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 (the “Meeting”), to consider the following proposals (each a “Proposal” and, collectively, the “Proposals”):

PROPOSALS:

(I)
To consider and vote upon the election of Ms. Jean Gleason Stromberg and Messrs. Henry P. Becton, Jr., Paul K. Freeman and William McClayton as Class III Board Members of the Fund, each to serve until the 2013 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified;

(II)	To consider a stockholder proposal requesting that the Board of the Fund take the necessary steps to declassify the Fund’s Board of Directors, if properly presented at the Meeting; and

(III)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Fund at the close of business on April 9, 2010 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE FOR
PROPOSAL I–THE ELECTION OF EACH CLASS III BOARD MEMBER NOMINEE.

THE BOARD OF THE FUND RECOMMENDS THAT YOU VOTE AGAINST PROPOSAL II–THE STOCKHOLDER PROPOSAL
REGARDING BOARD DECLASSIFICATION.

Your vote at the Meeting is particularly important to all stockholders of the Fund because of the possible nomination by a dissident stockholder of a separate slate of nominees.  The Fund’s Board of Directors unanimously recommends that you vote for the election of the Board’s four nominees listed on the enclosed [WHITE] proxy card.  The Board believes that its nominees will best serve the interests of the Fund.

Whether or not a quorum is present, the Meeting of the Fund may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken.  In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken.  Unless a proxy is otherwise limited in this regard, any shares of stock present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

This notice and the related proxy material are being mailed to stockholders on or about [April 17], 2010.  This proxy is being solicited on behalf of the Fund’s Board.

By Order of the Board John Millette Secretary [April 14], 2010

We urge you to mark, sign, date and mail the enclosed [WHITE] proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting.  If you complete and sign the [WHITE] proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us.  If you simply sign the [WHITE] proxy card, we will vote it in accordance with the Board’s recommendation on the Proposals.  Your prompt return of the enclosed [WHITE] proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations.  Please do not sign any [gold] or other color proxy card that may be provided by the dissident stockholder.  If you have any questions, please call Georgeson Inc., the Fund’s proxy solicitor, at the special toll-free number we have set up for you [(1-800-________)], or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

[APRIL 14], 2010

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of DWS Dreman Value Income Edge Fund, Inc. (the “Fund”), for the Annual Meeting of Stockholders to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on May 24, 2010 at 11:30 a.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which stockholders will be asked to consider the proposals (each a “Proposal” and, collectively, the “Proposals”).  The principal executive address of the Fund is 345 Park Avenue, New York, New York 10154.

This Proxy Statement, along with the enclosed Notice of Annual Meeting of Stockholders and the accompanying [WHITE] proxy card (the “Proxy Card”), is being mailed to stockholders on or about [April 17], 2010.  It explains what you should know before voting on the Proposals described herein.  Please read it carefully and keep it for future reference.

The term “Board,” as used herein, refers to the Board of Directors of the Fund.  The term “Board Member,” as used herein, refers to a person who serves as a Director of the Fund (a “Director”).

The Meeting is being held to consider and to vote on the following Proposals for the Fund, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSALS:

(I)
To consider and vote upon the election of Ms. Jean Gleason Stromberg and Messrs. Henry P. Becton, Jr., Paul K. Freeman and William McClayton as Class III Board Members of the Fund, each to serve until the 2013 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified;

(II)	To consider a stockholder proposal requesting that the Board of the Fund take the necessary steps to declassify the Fund’s Board of Directors, if properly presented at the Meeting; and

(III)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of the Fund recommends that stockholders vote FOR
Proposal I–the election of each Class III Board Member Nominee.

The Board of the Fund recommends that stockholders vote AGAINST
Proposal II–the stockholder proposal regarding Board declassification.

The vote required to approve each Proposal is described under “Additional Information—Quorum and Required Vote.”

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of the Fund, containing audited financial statements for the applicable fiscal years (the “Report”), previously has been furnished to the Fund’s stockholders.  An additional copy of the Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154, or by calling 1-800-349-4281.  Reports also are available on the DWS website at www.dws-investments.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL I

ELECTION OF BOARD MEMBERS

Stockholders of the Fund are being asked to elect four (4) Board Members to the Board of the Fund as described below.

Pursuant to the Fund’s Articles of Amendment and Restatement and Amended and Restated By-Laws, the Board has been divided into three classes with Board Members of each class being elected to serve until the third annual meeting following their election.  At the Meeting, four (4) Class III Board Members are to be elected by stockholders of the Fund for a term expiring at the annual meeting of stockholders in 2013 and until their successors are duly elected and qualify.  The Class III Board Member nominees standing for election at the Meeting are: Ms. Jean Gleason Stromberg and Messrs. Henry P. Becton, Jr., Paul K. Freeman and William McClayton.

The individuals nominated for election as Class III Board Members of the Fund were nominated by the Fund’s present Board.  The Board Member nominees are currently Class III Board Members of the Fund, and are currently Board Members of other DWS funds advised by Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”).

The Fund has received notice from a dissident stockholder of that stockholder’s intent to nominate a separate slate of individuals for election to the Board at the Meeting.  [As of the date of this Proxy Statement, the dissident stockholder has completed a preliminary filing of a proxy statement with the SEC with respect to the Meeting, and it is possible that the dissident stockholder will prepare and mail proxy materials to solicit your vote in favor of the alternate nominees.]  As discussed more fully below, the Nominating and Governance Committee of the Board has decided not to recommend to the Board that the individuals named in the dissident stockholder’s notice be nominated by the Board.

The Board’s Nominating and Governance Committee is responsible for evaluating candidates for membership on the Board and recommending a proposed slate of nominees for consideration by the full Board.  In determining to recommend the nomination of current Board Members of the Fund, the Nominating and Governance Committee considered the cost and operational efficiencies realized by having a single consolidated board oversee substantially all DWS funds.  The Nominating and Governance Committee also considered the qualifications of the candidates proposed to be nominated by the dissident stockholder and the likelihood that the dissident stockholder and his nominees may not serve the best interests of the Fund.  The Fund’s Board concluded that the nomination of the current Board Members whose terms expire at the Meeting is in the best interests of the Fund because they will fairly and objectively consider the interests of the Fund in determining the future direction of the Fund.  The Board unanimously recommends that stockholders vote for the election of the Board’s nominees.

It is the intention of the persons named in the enclosed Proxy Card to vote the shares represented thereby for the election of the Class III Board Member nominees unless the Proxy Card is marked otherwise. Each of the Board Member nominees has consented to being named in the Proxy Statement and has agreed to serve as a Class III Board Member of the Fund if elected. However, should any Board Member nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board.

 Information Concerning the Board’s Nominees

Information is provided below as of [April 1], 2010 for the Board Member nominees for the Fund’s Board.  Each of the Board Member nominees currently serves as a Class III Board Member of the Fund.  All of the Class III Board Member nominees would be “non-interested” Board Members, as that term is used in the Investment Company Act of 1940 (“Independent Board Members”).

Class III --- Board Members/Nominees to serve until 2013 Annual Meeting of Stockholders:

Name and Year of Birth	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds(1) and Length of Time Served(2)
Henry P. Becton, Jr. (1943)
Vice Chair and former President, WGBH Educational Foundation; Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company (medical technology company); Lead Director, Belo Corporation (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service
Board Member since 1990.
Paul K. Freeman (1950)
Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)
Board Member since 1993; Chairperson since 2009.
William McClayton (1944)
Private equity investor (since October 2009); previously: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival
Board Member since 2004.
Jean Gleason Stromberg (1943)
Retired; formerly: Consultant (1997-2001); Director, Financial Markets, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
Board Member since 1997.

_____________
(1)	Each Class III Board Member currently oversees 126 funds in the DWS funds complex.
(2)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.

 Information Concerning Continuing Board Members

As noted above, the Board for the Fund is divided into three classes.  The terms of Class I and Class II Board Members do not expire this year.  Information is provided below as of [April 1], 2010 for Board Members in such classes.  All of the continuing Board Members, except for Mr. Ingo Gefeke, are Independent Board Members.

Class I --- Continuing Board Members to serve until 2011 Annual Meeting of Stockholders:

Name and Year of Birth	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds(1) and Length of Time Served(2)
John W. Ballantine (1946)
Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International
Board Member since 1999.
Kenneth C. Froewiss (1945)
Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)
Board Member since 2001.
Rebecca W. Rimel (1951)
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to 2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc. (2009-present) (health care); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007)
Board Member since 1995.
Ingo Gefeke(3) (1967)
Managing Director(4), Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending.  Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly:  Global Chief Administrative Officer Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
Board Member since 2010.
_____________
(1)	Each Class I Board Member, except Mr. Gefeke, currently oversees 126 funds in the DWS funds complex. Mr. Gefeke currently oversees 58 funds in the DWS funds complex.
(2)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.
(3)	As a result of his respective positions held with the Advisor, Mr. Gefeke is considered an “interested person” of the Fund within the meaning of the 1940 Act.

Class II --- Continuing Board Members to serve until 2012 Annual Meeting of Stockholders:

Name and Year of Birth	Business Experience and Directorships During the Past 5 Years	Position with the DWS Funds(1) and Length of Time Served(2)
Dawn-Marie Driscoll (1946)
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988); Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
Board Member since 1987.
Keith R. Fox (1954)
Managing General Partner, Exeter Capital Partners (a series of private investment funds); Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies
Board Member since 1996.
Richard J. Herring (1946)
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
Board Member since 1990.
William N. Searcy, Jr. (1946)
Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); formerly: Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)
Board Member since 1993.
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	Board Member since 1999.
_____________
(1)	Each Class II Board Member, except Mr. Wadsworth, currently oversees 126 funds in the DWS funds complex. Mr. Wadsworth currently oversees 129 funds in the DWS funds complex.
(2)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.

Unless otherwise noted, each Board Member has engaged in the principal occupation(s) noted in the tables above for at least the most recent five years, although not necessarily in the same capacity.  The mailing address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.  The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154.

As reported to the Fund, Exhibit A to this Proxy Statement sets forth the dollar range of equity securities and number of shares beneficially owned by each Board Member in the Fund as of [March 31], 2010.  Exhibit A also sets forth the aggregate dollar range of equity securities beneficially owned by each Board Member in all DWS funds overseen by the Board Member as of [March 31], 2010.

 Officers

The officers of the Fund are set forth in Exhibit B hereto.

 Compensation of Board Members and Officers

Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson.  No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees.  Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members and Fund officers who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund.  Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Exhibit C to this Proxy Statement sets forth compensation paid to each Independent Board Member by the Fund for its most recently completed fiscal year and to each Independent Board Member by the DWS funds complex for the calendar year ended December 31, 2009.

 Board Structure

The primary responsibility of the Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.  If the Class III Board Member nominees are elected by stockholders, the Board will be comprised of one individual who is an interested Board Member, and twelve individuals who are Independent Board Members.  SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act.  If the Class III Board Member nominees are elected by stockholders, 92% will be Independent Board Members.  Each of the Class III Board Member nominees that will be considered an Independent Board Member, if elected, has been selected and nominated solely by the current Independent Board Members of the Fund.

The Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures.  Furthermore, the Independent Board Members review the fees paid to the Advisor and its affiliates for investment advisory services and other services.  The Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties.  For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.  An Independent Board Member, Dr. Freeman, has served as Chairperson of the Board since January 1, 2009.  He was elected by the other Board Members for an initial three year term ending December 31, 2011.

During calendar year 2009, the Board met eight (8) times.  Each Board Member attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2009.

The Board of the Fund provides a process for stockholders to send communications to the Board.  Correspondence should be sent by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833, who will forward it to a specific Board Member if addressed to that Board Member.

Dr. Freeman has served as Chairperson of the Board of the Fund since January 1, 2009.  He was elected by the other Board Members for an initial three year term ending December 31, 2011.

The Board of the Fund has established the following standing committees:  Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee and Operations Committee (each a “Committee”).  For each Committee, a written charter setting forth the Committee’s responsibilities was adopted by the Board.  The function, membership and number of meetings held in calendar year 2009 for each Committee is discussed below.  All Committee members are Independent Board Members.

Audit Committee.  The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund’s accounting and financial reporting policies and procedures, (3) the Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund.  It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.  The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence.  The Fund’s Audit Committee is governed by the Audit Committee Charter, which is available at https://www.dws-investments.com/EN/docs/products/ Audit_Committee_Charter.pdf.  The Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”) listing standards applicable to closed-end funds.  During the calendar year 2009, the Audit Committee of the Fund’s Board held seven (7) meetings.

For the 2009 fiscal year, the Fund’s Audit Committee reviewed and discussed the audited financial statements with management.  The Fund’s Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications With Those Charged With Governance).  The Fund’s independent registered public accounting firm provided the Fund’s Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Fund’s Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence, including the matters described beginning on page [13].  Based on its review of the Fund’s financial statements and discussions with management and the independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, the Fund’s Audit Committee recommended to the Fund’s Board that the audited financial statements be included in the annual report provided to stockholders for the Fund’s 2009 fiscal year.  The current members of the Fund’s Audit Committee are:

William McClayton (Chair)
Kenneth C. Froewiss (Vice Chair)
Henry P. Becton, Jr.
Keith R. Fox
Richard J. Herring
William N. Searcy, Jr.

Nominating and Governance Committee.  The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board.  The Nominating and Governance Committee also reviews recommendations by stockholders for candidates for Board positions.  Stockholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833. The Fund’s Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, which is available at https://www.dws-investments.com/EN/docs/products/ Nominating_and_Governance_Committee/pdf.  The Fund’s Nominating and Governance Committee is comprised of only Independent Board Members who are “independent” as defined in the NYSE and the CHX listing standards applicable to closed-end funds.  The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton.  During the calendar year 2009, the Nominating and Governance Committee of the Fund’s Board held seven (7) meetings.

Contract Committee.  The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund’s financial arrangements with DIMA and its affiliates, and (b) the Fund’s expense ratios.  The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), John W. Ballantine, Dawn-Marie Driscoll and William N. Searcy, Jr.  During the calendar year 2009, the Contract Committee of the Fund’s Board held seven (7) meetings.

Equity Oversight Committee.  The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team).  The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel.  During the calendar year 2009, the Equity Oversight Committee of the Fund’s Board held seven (7) meetings.

Operations Committee.  The Operations Committee reviews the administrative operations and general compliance matters of the Fund.  The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate.  The Operations Committee also oversees the valuation of the Fund’s securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund’s Valuation Procedures.  The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session.  The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth.  The members of the Valuation Sub-Committee are John W. Ballantine, Robert H. Wadsworth, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and Jean Gleason Stromberg (Alternate).  During the calendar year 2009, the Operations Committee  held six (6) meetings and the Valuation Sub-Committee held [no] meetings.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

 Required Vote

The election of a Class III Board Member nominee requires the affirmative vote of a majority of the shares outstanding and entitled to vote.

 Recommendation of the Board

The Board believes that the election of each Class III Board Member nominee is in the best interests of the Fund.  Accordingly, the Board unanimously recommends that stockholders vote FOR the election of each Class III Board Member nominee as set forth in Proposal I.

Western Investment LLC, a dissident stockholder, has notified the Fund of its intention to run an opposing slate of candidates against the Board’s nominees for Class III Board Members.  Western Investment LLC might send you soliciting materials in an effort to solicit your vote for their nominees to the Fund’s Board.  The Board urges you to NOT RETURN any proxy card sent to you by Western Investment LLC.

PROPOSAL II

STOCKHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION

 Stockholder Proposal

Arthur D. Lipson, Managing Member of Western Investment, LLC, on behalf of Western Investment, LLC (“Western Investment”), 7050 South Union Park Center, Suite 590, Midvale, Utah 84047, owning 1,099,271 shares of the Fund’s common stock as of December 17, 2009, has advised the Fund that Western Investment plans to introduce the resolution presented below at the Meeting.  If Western Investment does not properly present this proposal at the Meeting, the proposal will not be submitted to a vote.  The Board believes that this stockholder proposal would not be in the best interests of the Fund and asks stockholders to consider the Board’s response which follows the stockholder proposal and supporting statement.  The Board unanimously recommends that you vote AGAINST the stockholder proposal regarding Board declassification set forth below.

Stockholders should be aware that the stockholder proposal, if properly presented for stockholder action at the Meeting, is simply a recommendation that the Board consider Board declassification.  Approval of the stockholder proposal requires the affirmative vote of a majority of the votes cast at the Meeting, assuming a quorum is present.  Approval of the stockholder proposal would not automatically result in the elimination of the Fund’s classified board structure.  In order to eliminate the Fund’s classified board structure, the Board would need to approve a formal amendment repealing the classified board provisions of the Fund’s Articles of Amendment and Restatement and submit the amendment to the Fund’s stockholders at a subsequent meeting.  The amendment would require (i) the approval by the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast by holders of the Fund’s common stock and preferred stock, each voting as a separate class; or (ii) the approval by the affirmative vote of at least eighty percent (80%) of the total number of the Fund’s Continuing Directors (as defined in the Articles of Amendment and Restatement) and the affirmative vote of at least a majority of the votes entitled to be cast by holders of the Fund’s common stock and preferred stock, each voting as a separate class.  Therefore, there is no guarantee that a sufficient number of stockholders would vote to repeal the classified board provisions of the Fund’s Articles of Amendment and Restatement.

In accordance with the rules of the Securities and Exchange Commission (“SEC”), the text of Western Investment’s resolution and supporting statement is printed verbatim from their submission.  Neither the Fund, the Board, nor DIMA is responsible for the contents of Western Investment’s proposal or supporting statement.

Proposal:
RESOLVED, that the shareholders of DWS Dreman Value Income Edge Fund, Inc. (“DHG”) hereby request that the Board of Directors of DHG (the “Board”) take the necessary steps to declassify the Board so that all directors are elected on an annual basis.  Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

 Supporting Statement:

We believe the annual election of all directors encourages board accountability to its shareholder constituents.  This view is shared by many others, and we believe is generally held to be the standard for corporate governance best practices.  In fact, RiskMetrics Group, one of the leading proxy advisory firms, and The Council of Institutional Investors, a nonprofit association of public, union and corporate pension funds with combined assets that exceed $3 trillion, both recommend that all directors should be elected annually.

Currently, the Board is divided into three classes serving staggered three-year terms.  It is our belief that the classification of the Board is evidence the Board is not acting in the best interests of shareholders because a classified board protects the incumbents, which in turn dilutes the voice of shareholders and limits board accountability to shareholders.

In this difficult market and economic environment, accountability for performance must be given to the shareholders whose capital has been entrusted in the form of share investments in DHG.  It is inexcusable:

•	DHG’s common stock traded an amazing 77% below its issue price and, as of December 16, 2009, was trading more than 40% below its issue price.

•
DHG continues to engage an investment manager, Deutsche Investment Management Americas Inc., that oversaw losses in net asset value of an unbelievable 95% and 88%, respectively, in two sister funds of DHG, DWS RREEF Real Estate Fund II, Inc. (AMEX:SRO) and DWS RREEF Real Estate Fund, Inc. (AMEX:SRQ), leading to management’s decision to liquidate the funds.

•
DHG’s shares have traded at a persistent discount to its per share net asset value (“NAV”), frequently over 15% over the past two years, bottoming out at an incredible 34.61% discount to NAV on October 9, 2008.

If the proposal is approved by shareholders and adopted by the Board, the Board will take steps to have all directors elected annually, without affecting the unexpired terms of previously elected directors.  As a result, after the phase-in, all directors would be subject to annual review by shareholders.

It is clear shareholders must have the opportunity to annually evaluate and weed out ineffective and underperforming directors in order to keep the Board focused on performance and maximizing shareholder value.

For a greater voice in the corporate governance of DHG and to increase the accountability of the Board to shareholders, we urge you to vote FOR this proposal to declassify the Board.

END OF PROPOSAL AND SUPPORTING STATEMENT

 Response of the Board of Directors

The Fund’s Board has carefully considered the stockholder proposal and the arguments for and against a classified board.  The Board continues to believe that a classified board structure is in the best interests of the Fund and opposes the stockholder proposal for the reasons discussed below.  The Board recommends that you vote AGAINST the stockholder proposal.

The Fund’s Articles of Amendment and Restatement and Amended and Restated By-Laws currently provide for the Board Members to be classified into three classes, and the Board Members of each class are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following their election and until their successors are duly elected and qualify.  The terms of office of Class I, II and III Board Members will expire as of the annual meeting of stockholders to be held in 2011, 2012 and 2010, respectively.  The current classified board structure has been in place since the Fund’s inception in 2006.

Stability and Continuity.  The classified board is designed to promote stability and continuity in the management of the Fund by ensuring that a majority of the Fund’s Board Members at any given time have prior experience as Board Members of the Fund.  Under the classified board structure, only those Board Members in a single class may be replaced in any one year, and it would require two years to change a majority of the Board.  The Board believes that Board Members who have experience with the Fund and knowledge about the Fund’s operations are a valuable resource in the management of the Fund.  The Board also believes that an abrupt change in the Fund’s Board could impair the Fund’s progress in achieving its investment objective.

Accountability to Stockholders.  The Board believes that Board Members elected to the classified board are no less accountable or responsive to stockholders than they would be if elected annually.  A Board Member has the same duties to the Fund, regardless of how often he or she stands for election.  The Board has implemented broad measures to ensure accountability of Board Members, by providing for annual evaluations of Board Member independence and an annual self-assessment of the Board’s performance.  In addition, the Fund’s Articles of Amendment and Restatement provide that any Board Member may be removed for cause by the affirmative vote of at least eighty percent (80%) of the shares outstanding and entitled to vote in the election of directors.  For these reasons, the Board believes that Board Members elected to three-year terms are not insulated from their responsibilities and are as accountable to stockholders as directors who are elected annually.

Protection Against Certain Takeovers and Unfair and Abusive Tactics.  A classified board reduces a fund’s vulnerability to hostile takeover attempts by activist stockholders who may have interests that are not aligned with the best interests of the fund.  Additionally, activist stockholders can use the threat of a proxy fight to pressure a board to take actions that produce short-term gains at the expense of strategies aimed at achieving meaningful long-term value for a fund.  The classified board structure encourages activist stockholders to negotiate at arms’-length with the Board.  Because only approximately one-third of the Fund’s Board Members are elected at any annual meeting of stockholders, at least two annual meetings would be required to effect a change in control of the Fund’s Board, giving the Board the time and leverage necessary to engage activist stockholders in good-faith, arm’s length discussions and to negotiate the best result for the Fund.  Absent the classified board, an activist stockholder could unilaterally gain control of the Fund by acquiring or obtaining voting control over a sufficient number of shares of the Fund’s common stock to replace the entire Board with its own nominees at a single annual meeting.  Having a classified board does not prevent hostile takeover attempts, but it provides the Board with some protection against abusive tactics and artificial pressures and also provides the Board the time and opportunity to negotiate with activist stockholders and to make reasonable business judgments in the best interests of the Fund.

Required Vote

The approval of the stockholder proposal regarding Board declassification requires a majority of the votes cast at the Meeting, assuming a quorum is present.

Because Western Investment owns a substantial number of shares of the Fund, its votes for this proposal may have a considerable impact on the outcome of the vote.  Abstentions and broker non-votes will have no effect on the outcome of the vote on this Proposal.

 Recommendation of the Board

The Board believes the stockholder proposal regarding Board declassification is NOT in the best interests of the Fund.  Accordingly, the Board unanimously recommends stockholders vote AGAINST the stockholder proposal regarding Board declassification as set forth in Proposal II.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Independent Board Members, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of the Fund for the current fiscal year.  E&Y has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as the independent registered public accounting firm.  E&Y will not be represented at the Meeting.

The following table shows the amount of fees that E&Y billed to (i) the Fund during the Fund’s last two fiscal years; and (ii) DIMA and any entity controlling, controlled by, or under common control with DIMA (collectively, the “DIMA Entities”) that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

 Services that the Fund’s Independent Registered Public Accountant Billed to the Fund and

DIMA Entities

	Audit Fees Billed to	Audit Related Fees Billed to (2)		Tax Fees Billed to		All Other Fees Billed to (5)
Fiscal Year Ended September 30,	Fund(1)	Fund	DIMA Entities	Fund(3)	DIMA Entities(4)	Fund	DIMA Entities
2009	$62,692	$0	$0	$8,549	$420,000	$0	$0
2008	$67,750	$0	$0	$8,373	$382,000	$0	$0
_____________
(1)
“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)
“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” for the Fund were billed for professional services rendered for tax return preparation.
(4)	“Tax Fees” for the DIMA Entities were billed in connection with tax compliance services and agreed upon procedures.
(5)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

 Non-Audit Services.  The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services.  The Audit Committee pre-approved all non-audit services that E&Y provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting.  The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the DIMA Entities.  The Audit Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
2009	$8,549	$420,000	$719,000	$1,147,549
2008	$8,373	$382,000	$1,474,733	$1,865,106

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA Entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, the Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre-approvals shall be presented to the Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to Fund’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ADDITIONAL INFORMATION

Quorum and Required Vote.  Proxies are being solicited from the Fund’s stockholders by the Fund’s Board for the Meeting.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR the election of all Class III Board Member nominees and AGAINST the stockholder proposal regarding Board declassification, and as the persons named in the proxy determine on such other business as may come before the Meeting.  However, should any Board Member nominee become unable or unwilling to serve before the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board.

If an annual meeting is called for the purpose of considering the election of Board Members, and a then current Board Member up for election is not elected and such Board Member’s successor is not elected and qualified, then the current Board Member shall remain a member of the relevant class, holding office until the annual meeting held in the third succeeding year after such annual meeting is initially called and until the election and qualification of such Board Member’s successor, if any, or until such current Board Member sooner dies, resigns, retires or is removed.  Stockholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting.  The presence at the Meeting of a majority of the shares outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting.  Whether or not a quorum is present, the Meeting of the Fund may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken.  In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken.  Unless a proxy is otherwise limited in this regard, any shares of stock present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.  Adjournment will subject the Fund to additional expenses.  An adjournment may not extend beyond a date 120 days after the Record Date.  The tellers will count shares represented by proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  For Proposal I, “broker non-votes” will have the effect of a vote against the Proposal.  For Proposal II, “broker non-votes” will have no effect on the Proposal.

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  Approval of Proposal I requires the affirmative vote of a majority of the shares outstanding and entitled to vote.  Approval of Proposal II requires the affirmative vote of a majority of the votes cast at the Meeting, assuming a quorum is present.  For Proposal I, abstentions and broker non-votes will have the effect of a vote against the Proposal.  For Proposal II, abstentions and broker non-votes will have no effect on the Proposal.

Record Date and Method of Tabulation.  Stockholders of record at the close of business on April 9, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.  As of the Record Date, shares of the Fund were issued and outstanding as follows:

Fund Name	Shares Outstanding
DWS Dreman Value Income Edge Fund, Inc.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting.

Deutsche Bank Voting.  Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting.  Deutsche Bank Trust will vote shares of the Fund over which it has investment discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.  Deutsche Bank Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting.  This practice is commonly referred to as “mirror” or “echo” voting.  Deutsche Bank Trust and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership.  As of [March 31], 2010, only common shares of the Fund were issued and outstanding.  As of [March 31], 2010, the Fund knows of no person who owns more than 5% of any of the outstanding shares of the Fund, except as follows:

Stockholder Name and Address	Amount of Shares Owned	Percentage Owned

Collectively, the Board Members and executive officers of the Fund own less than 1% of the Fund’s outstanding shares.  The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs and Solicitation of Proxies.  The Fund will pay the costs of preparing, printing and mailing the enclosed Proxy Card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph for the Fund.  In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies electronically, by telephone, by telegram or personally.  Georgeson Inc. has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of [$_______], plus reimbursement of out-of-pocket expenses.  Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting.  Stockholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Stockholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, may elect to receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend in person.  Should stockholders require additional information regarding the proxy or replacement Proxy Card(s), they may contact Georgeson, Inc. toll-free at [1-800-________].  Any proxy given by a stockholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of Georgeson Inc. if their votes have not yet been received.

Revocation of Proxies.  Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated proxy card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person.  Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16 Beneficial Ownership Reporting Compliance.  Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC.  These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.  Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended September 30, 2009, all filings were timely.

Investment Manager.  Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, serves as the Fund’s Advisor and Administrator pursuant to separate Investment Management and Administrative Services Agreements.

Deutsche Asset Management (“DeAM”) is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.  DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers.  This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.  DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG.  Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.  DWS Investments is part of Deutsche Bank’s Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for inclusion in a proxy statement for a stockholders’ meeting to be held in 2011 should send their written proposals to the Secretary of the Fund at the following address:  One Beacon Street, Boston, MA 02108.

It is currently anticipated that the next annual meeting of stockholders will be held in May 2011.  A stockholder wishing to submit a proposal for inclusion in the Fund’s proxy statement for the 2011 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting.  The Fund will treat any such proposal received no later than [December 18], 2010 as timely.  The timely submission of a proposal, however, does not guarantee its inclusion.

The Fund has established advance notice requirements pursuant to its Amended and Restated By-Laws for the submission of stockholder proposals to be considered by stockholders at an annual meeting.  Pursuant to the advance notice provisions of the Fund’s Amended and Restated By-Laws for nominations of individuals for election to the Board or other business to be properly brought before an annual meeting by a stockholder pursuant to the advance notice provisions, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund and such other business must otherwise be a proper matter for action by the stockholders.  To be timely, a stockholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than [November 18], 2010 nor later than 5:00 p.m., Eastern Time, on [December 18], 2010.  The Fund’s advance notice requirements are set forth in Exhibit D.  The timely submission of a proposal, however, does not guarantee that it will be considered at the applicable annual meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth therein.  Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A [WHITE] PROXY CARD, PLEASE CONTACT GEORGESON INC. AT [1-800-_____________].

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED [WHITE] PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED [WHITE] PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 24, 2010:

The Notice of Meeting, Proxy Statement and [White] Proxy Card are available at [https://www.envisionreports.com/dws]

EXHIBIT A

BOARD MEMBER SHARE OWNERSHIP

As of [March 31], 2010, the Board Members and the officers of the Fund as a whole owned less than 1% of the outstanding shares of the Fund.

The following tables show the dollar range of equity securities beneficially owned and the amount of shares beneficially owned by each Board Member in the Fund as of [March 31], 2010.

Under its Board Governance Policies, the Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $200,000 in the DWS Funds.  Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Board Member as of [March 31], 2010.

Dollar Range of Equity Securities Beneficially Owned
	Independent Board Members												Interested Board Member
Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Robert H. Wadsworth	Ingo Gefeke
DWS Dreman Value Income Edge Fund, Inc.	0	0	0	0	0	0	0	0	0	0	0	[$50,001-$100,000]	0
Aggregate Dollar Range of Equity Securities Owned in All DWS Funds Overseen by the Nominee	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

	Number of Shares Beneficially Owned
	Independent Board Members												Interested Board Member
Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Robert H. Wadsworth	Ingo Gefeke
DWS Dreman Value Income Edge Fund, Inc.	0	0	0	0	0	0	0	0	0	0	0	[5,000]	0

EXHIBIT B

OFFICERS

Unless otherwise indicated, the address of each officer below is One Beacon Street, Boston, Massachusetts 02108.

Name, Year of Birth, Position(s) with the Fund and Length of Time Served(6)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held
Michael G. Clark (1965) President, 2006-present(1)(3)
Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds;  Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette (1962) Vice President and Secretary, 1999-present(1)	Director(2), Deutsche Asset Management

Paul H. Schubert (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present(1)(3)
Managing Director(2), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present(1)	Managing Director(2), Deutsche Asset Management

Rita Rubin (1970) Assistant Secretary, 2009-present(1)(4)
Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca (1957) Assistant Treasurer, 2007-present(1)	Director(2), Deutsche Asset Management (since 2006); formerly Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark (1967) Assistant Treasurer, 2007- present(1)	Director(2), Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)

Diane Kenneally (1966) Assistant Treasurer, 2007 – present(1)	Director(2), Deutsche Asset Management

Robert Kloby (1962) Chief Compliance Officer, 2006-present(1)(4)	Managing Director(2), Deutsche Asset Management

John Caruso (1965) Anti-Money Laundering Compliance Officer, 2010-present(1)(5)	Managing Director(2), Deutsche Asset Management

J. Christopher Jackson (1951) Chief Legal Officer, 2006-present(1)(4)
Director,(2) Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

_____________
(1)
As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Fund within the meaning of the 1940 Act.  Interested persons receive no compensation from the Fund.

(2)	Executive title, not a board directorship.
(3)	Address: 345 Park Avenue, New York, New York 10154.
(4)	Address: 280 Park Avenue, New York, New York 10017.
(5)	Address: 60 Wall Street, New York, New York 10005
(6)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

EXHIBIT C

BOARD MEMBER COMPENSATION

The table below shows (i) the compensation paid to each Board Member by the Fund for its most recently completed fiscal year and (ii) the total compensation received by each Board Member from the DWS fund complex for the calendar year ended December 31, 2009.  Mr. Gefeke is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.  No Board Member of the Fund receives pension or retirement benefits from the Fund.

	Independent Board Members
Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Robert H. Wadsworth
DWS Dreman Value Income Edge Fund, Inc.	$761	$761	$761	$723	$901	$723	$761	$787	$723	$761	$723	$787
Total Compensation from Fund Complex(1)	$255,000	$255,000	$255,000	$240,000	$315,829(2)	$240,000	$255,000	$265,000	$240,000	$255,000	$240,000	$298,000
_____________
(1)	The fund complex is composed of 129 funds.
(2)	Includes $75,829 in annual retainer fees by Dr. Freeman as Chairperson of DWS funds.

EXHIBIT D

ADVANCE NOTICE REQUIREMENTS FOR

DWS DREMAN VALUE INCOME EDGE FUND, INC.

The following is an excerpt from the Amended and Restated By-Laws for DWS Dreman Value Income Edge Fund, Inc.  The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for DWS Dreman Value Income Edge Fund, Inc.  Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

9.11           Advance Notice of Shareholder Nominees for Directors and Other Shareholder Proposals.

(a)           Annual Meetings of Shareholders.  (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the Shareholders may be made at an annual meeting (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of shares of the Corporation’s stock, both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary of the Corporation as provided in paragraph (2) of this Section 9.11(a) and at the time of the annual meeting, (B) is entitled to vote the applicable shares at the meeting and (C) has complied with the procedures set forth in this Section 9.11(a).  The requirements of this Section 9.11 shall apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to Shareholders by means of an independently financed proxy solicitation or otherwise presented to Shareholders.

(2)           For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9.11, the Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the Shareholders.  To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to Shareholders; provided, however, that in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting,  the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation.  In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.  To be in proper form, a Shareholder Notice (whether given pursuant to this Section 9.11(a)(2) or Section 9.11(b)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a director, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are owned of record or beneficially by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Corporation, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules and regulations thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a director or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a director or directors that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of stock of the Corporation which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Corporation or with value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of this Section 9.11(a)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in the shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position or, directly or indirectly, beneficially owns an interest in a general partner or entity that holds a similar position, (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Corporation’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules and regulations thereunder; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other Shareholder or beneficial owner of shares of the Corporation’s stock supporting the nominee for election or reelection as a director or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a director, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 9.12 of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a Shareholder of the Corporation); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed.  With respect to the nomination of an individual for election or reelection as a director pursuant to Section 9.11(a)(1)(iii), the Corporation may require the proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such nominee.  If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11.

(3)           Notwithstanding anything in the second sentence of subsection (a)(2) of this Section 9.11 to the contrary, in the event the Board of Directors increases the number of directors and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 9.11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(4)           For purposes of this Section 9.11, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Corporation’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person.  For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(b)           Special Meetings of Shareholders.  Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws.  Nominations of individuals for election to the Board of Directors may be made at a special meeting of Shareholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of such shares both as of the time the Shareholder Notice was delivered to the Secretary of the Corporation as provided in Section 9.11(a)(2) of these Bylaws and at the time of the special meeting, (B) is entitled to vote the applicable shares at the special meeting and (C) has complied with the procedures set forth in this Section 9.11 as to such nomination.  In the event that a special meeting of Shareholders is called for the purpose of electing one or more individuals to the Board of Directors, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 9.11(a) of these Bylaws shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting of Shareholders and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting of Shareholders is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of Shareholders and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall any postponement or adjournment of a special meeting of Shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(c)           General.  (1) Upon written request by the Secretary or the Board of Directors or any committee thereof, any Shareholder proposing a nominee for election as a director or any proposal for other business at a meeting of Shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 9.11.  If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11.  Notwithstanding anything herein to the contrary, the Corporation shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)           Only such individuals who are nominated in accordance with the procedures set forth in this Section 9.11 shall be eligible for election by Shareholders as directors, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws.  Except as otherwise provided by law, the charter of the Corporation or these By-laws, the chairman presiding over the meeting of Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the charter or these Bylaws and, if any proposed nomination or business is not in compliance with the procedures set forth in the charter and these Bylaws, to declare that such defective proposal or nomination shall be disregarded.  Any determination by the chairman presiding over a meeting of Shareholders shall be binding on all parties.

(3)           For purposes of this Section 9.11, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Corporation or by its investment manager or an affiliate of such investment manager with respect to the Corporation.

(4)           Notwithstanding the foregoing provisions of this Section 9.11, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 9.11.  Nothing in this Section 9.11 shall be deemed to affect any right of the holders of any class or series of the Corporation’s preferred stock (if any) if and to the extent provided under law, the charter of the Corporation or these Bylaws.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

DWS DREMAN VALUE INCOME EDGE FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 24, 2010

P R O X Y
The undersigned hereby appoints John Millette, Caroline Pearson and Rita Rubin, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017 on May 24, 2010, at 11:30 a.m., Eastern time, and at any adjournments thereof.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.  IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES AND AGAINST THE STOCKHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION.

(CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)

THE FUND OFFERS STOCKHOLDERS OF RECORD
THREE WAYS TO SUBMIT YOUR PROXY

TELEPHONE PROXY	INTERNET PROXY	PROXY BY MAIL
This method of submitting a proxy is available for residents of the U.S., Puerto Rico and Canada.  On a touch tone telephone, call TOLL FREE 1-800-482-9730, 24 hours a day, 7 days a week.  Have this proxy card ready, then follow the prerecorded instructions.  Your vote will be confirmed and cast as you have directed.  Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern Time on [May 21], 2010.

Visit the Internet voting Web site at http://proxy.georgeson.com.  Have this proxy card ready and follow the instructions on your screen.  You will incur only your usual Internet charges.  Available 24 hours a day, 7 days a week until 5:00 p.m. Eastern Time on [May 21], 2010.

Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Inc., Wall Street Station, P.O. Box 1102, New York, NY 10269-0646.  If you are submitting your proxy by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

X	Please mark votes as in this example

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.
THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.                                             THE BOARD RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL REGARDING BOARD DECLASSIFICATION.

1.	Election of Board Members:
Class III
		(01) Henry P. Becton, Jr.	FOR all nominees listed (except as noted on the line below) □	WITHHOLD authority to vote for all nominees □
(02) Paul K. Freeman
(03) William McClayton
(04) Jean Gleason Stromberg

___________________________________________________
(Instruction:  To withhold authority to vote for any individual nominee(s),

write the name(s) of the nominee(s) on the line above.)

2.	To consider a stockholder proposal requesting that the Board of the Fund take the necessary steps to declassify the Fund’s Board of Directors.	FOR □	AGAINST □	ABSTAIN □

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 24, 2010:

The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at https://www.envisionreports.com/dws

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET
Date                                                               , 2010

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Signature
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Signature (if held jointly)
NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR.  WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.